Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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DUPREE MUTUAL FUNDS
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DUPREE MUTUAL FUNDS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 23, 2013

September 6, 2013

The Annual Meeting of Shareholders of Dupree Mutual Funds, a Kentucky business trust, (the “Trust”), will be held at the Hilton Lexington Downtown Hotel, 369 West Vine Street, Lexington, Kentucky 40507, on Wednesday, October 23, 2013, at 10:00 A. M., Lexington time, for the following purposes:

1.	Election of Trustees;

2.	Ratification or rejection of independent certified public accountants;

3.	Other business.

Shareholders are cordially invited to meet with the officers and Trustees of the Trust prior to the meeting, beginning at 9:30 A.M. at the Hilton Lexington Downtown Hotel. This notice of annual meeting, proxy statement and proxy are first being delivered, mailed or transmitted to shareholders on September 17, 2013.

MICHELLE M. DRAGOO

Secretary

125 South Mill Street

Lexington, Kentucky 40507

YOUR VOTE IS IMPORTANT!

Shareholders are urged to read carefully and follow the instructions on the enclosed proxy card, indicate their choices as to each of the matters to be acted upon, and to date, sign, and return the completed and signed proxy in the accompanying envelope, which requires no postage if mailed in the United States. You may also vote in person at the annual meeting.

Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON OCTOBER 23, 2013

This Proxy Statement and the 2013 Annual Report are available at: http://www.dupree-funds.com/forms.html

DUPREE MUTUAL FUNDS

Annual Meeting of Shareholders

October 23, 2013

PROXY STATEMENT

This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Dupree Mutual Funds, a Kentucky business trust, (the “Trust”), for use at the Annual Meeting of Shareholders of the Trust to be held on October 23, 2013, and at any and all adjournments thereof.

If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholders. You may also vote in person at the Annual Meeting. You may contact Dupree Mutual Funds at 1-800-866-0614 or 859-254-7741 for additional assistance.

Executed proxies that are unmarked will be voted as follows:

All Series:

1.	For the nominees of the Board of Trustees of the Trust in the election of Trustees, and;

2.	In favor of the ratification of the selection of independent certified public accountants for the Trust;

3.	In favor of Proxy Holders’ use of discretion in acting upon any and all other matters which may properly come before the meeting and any adjournments thereof.

	1. ELECTION OF TRUSTEES	2. RATIFY OR REJECT INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT	3. USE OF PROXY HOLDERS’ DISCRETION
Alabama Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
Kentucky Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
Kentucky Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	VOTE
Mississippi Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
North Carolina Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
North Carolina Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	VOTE
Tennessee Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
Tennessee Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	VOTE
Intermediate Government Bond Series	CUMULATIVE VOTE	VOTE	VOTE
Taxable Municipal Bond Series	CUMULATIVE VOTE	VOTE	VOTE

Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Trust, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

A representative from Broadridge Financial Solutions, Inc. (“Broadridge”) will determine if a quorum is present and will tabulate the votes and serve as the Trust’s inspectors of election for the annual meeting. An additional inspector will be present at the meeting.

As of September 6, 2013, there were164,089,089.451 shares of beneficial interest of the Trust outstanding, being comprised of:

1,928,283.315	Shares of Alabama Tax-Free Income Series
120,851,984.812	Shares of Kentucky Tax-Free Income Series
16,216,206.938	Shares of Kentucky Tax-Free Short-to-Medium Series
731,705.591	Shares of Mississippi Tax-Free Income Series
8,061,329.453	Shares of North Carolina Tax-Free Income Series
2,376,972.589	Shares of North Carolina Tax-Free Short-to-Medium Series
9,066,087.470	Shares of Tennessee Tax-Free Income Series
1,045,463.250	Shares of Tennessee Tax-Free Short-to-Medium Series
2,269,666.158	Shares of Intermediate Government Bond Series
1,541,389.875	Shares of Taxable Municipal Bond Series

all having no par value. As of September 6, 2013, no person was known to the Trust to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Kentucky Tax-Free Income Series.

As of September 6, 2013, the following persons were known to the Trust to be beneficial owners of shares of more than five percent (5%) of the outstanding shares of the following Series:

Name(s) and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Shares Held
Alabama Tax-Free Income Series
National Financial Services LLC FEBO BB&T Company DBA Wilbranch & Company 223 West Nash Street Wilson, NC 27893	223,515.976 Shared investment and voting power	11.59%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	162,223.957 Shared investment and voting power	8.41%

Reliance Trust Company FBO SBL Funeral C C 1100 Abernathy Road 500 North Park #400 Atlanta, GA 30328	104,791.955 Shared investment and voting power	5.43%

Kentucky Tax-Free Short-to-Medium Series
Unified Trust Company 2353 Alexandria Drive Suite 100 Lexington, KY 40504	2,447,822.222 Shared investment and voting power	15.09%

Name(s) and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Shares Held
Mississippi Tax-Free Income Series

National Financial Services LLC FEBO Trustmark National Bank 248 East Capitol Street Jackson, MS 39201	195,693.288 Shared investment and voting power	26.74%

National Financial Services LLC FEBO John S. Chew 109 Southern Ridge Drive Madison, MS 39110	53,453.559 Sole investment power	7.31%

Robert Lawson Holladay, Sr. 240 East Oscar Street Ruleville, MS 38771	39,125.561 Sole investment power	5.35%

Roy B. Fulton 2181 Highway 82 West Greenville, MS 38701	37,139.185 Sole investment power	5.08%

NC Tax-Free Income Series

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	721,935.840 Shared investment and voting power	8.96%

NC Tax-Free Short-to-Medium Series

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	374,271.792 Shared investment and voting power	15.75%

Henry W. Burnett 641 Oaklawn Avenue Winston Salem, NC 27104	241,633.466 Sole investment power	10.17%

TN Tax-Free Income Series

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	1,831,971.291 Shared investment and voting power	20.21%

National Financial Services LLC FEBO BB&T Company DBA Wilbranch & Company 223 West Nash Street Wilson, NC 27893	524,587.172 Shared investment and voting power	5.79%

TN Tax-Free Short-to-Medium Series

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	203,837.653 Shared investment and voting power	19.50%

George Herda Linda Gail Herda, JTWROS 9391 Whittingham Drive Brentwood, TN 37027-8462	78,799.535 Shared investment and voting power	7.54%

Name(s) and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Shares Held
Intermediate Government Bond Series

Shield Ayres Foundation 115 East Travis Street, Suite 1445 San Antonio, TX 78205	159,606.155 Shared investment and voting power	7.03%

Taxable Municipal Bond Series

William Howerton Carson Myre Charitable Fund Trust 2320 Broadway, Suite 200 Paducah, KY 42001	516,514.534 Shared investment and voting power	33.51%

National Christian Charitable Foundation 11625 Rainwater Drive, Suite 500 Alpharetta, GA 30004	282,112.037 Shared investment and voting power	18.30%

Hardin County Water District No. 2 Elizabethtown, KY 42702-0970	278,337.392 Shared investment and voting power	18.06%

Shield Ayres Foundation Robert M. Ayres, Jr. 115 E Travis Street, Suite 1445 San Antonio, TX 78205-1693	110,120.003 Shared investment and voting power	7.14%

As of September 6, 2013, the current Trustees, and Officers of the Trust, as a group beneficially owned 1.48% directly or indirectly of the Kentucky Tax-Free Income Series.

Name(s) and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Shares Held
Kentucky Tax-Free Income Series

Thomas P. Dupree, Sr. P.O. Box 1149 Lexington, KY 40588	845,747.634 Shared investment and voting power(1)	.70%

William A. Combs, Jr. 111 Woodland Avenue #510 Lexington, KY 40502-6423	741,688.509 Shared investment and voting power (2)	.61%

C. Timothy Cone 201 West Short Street Lexington, KY 40507	117,943.339 Shared investment and voting power(3)	.10%

Lucy A. Breathitt 1703 Fairway Drive Lexington, KY 40502	39,923.815 Sole investment and voting power	.03%

Gay M. Elste P.O. Box 28 Versailles, KY 40383	30,094.144 Sole investment and voting power	.02%

Name(s) and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Shares Held
Kentucky Tax-Free Income Series (continued)

Allen E. Grimes, III P.O. Box 1149 Lexington, KY 40588	10,652.455 Shared investment and voting power(4)	.01%

Michelle M. Dragoo P.O. Box 1149 Lexington, KY 40588	9,877.278 Shared investment and voting power	.01%

Alison L Arnold P.O. Box 1149 Lexington, KY 40588	1,439.314 Sole investment and voting power	.00%

Marc A Mathews, CPA, CTP 2104 Lakeside Drive Lexington, KY 40502	1,400.122 Sole investment and voting power	.00%

Ann Rosenstein Giles 343 Waller Avenue, Suite 100 Lexington, KY 40504	653.040 Sole investment and voting power	.00%

James C. Baughman, Jr. 1999 Richmond Road Suite 4 Lexington, KY 40507	475.661 Shared investment and voting power	.00%

(1)	390,024.888 sole investment and voting power; 304,066.712 shared investment and voting power; 151,656.034 beneficial ownership only-legal ownership and voting power in others
(2)	625,904.627 sole investment and voting power; 115,783.882 beneficial ownership only-legal ownership and voting power in others
(3)	67,338.690 sole investment and voting power; 18,052.566 beneficial ownership only-legal ownership in others; 32,552.083 legal ownership and voting power-beneficial ownership in others
(4)	7,278.296 sole investment and voting power; 3,374.159 beneficial ownership only-legal ownership in others

As of September 6, 2013, the current Trustees, and Officers of the Trust, as a group beneficially owned 2.16% directly or indirectly of the Taxable Municipal Bond Series.

Name(s) and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Shares Held
Taxable Municipal Bond Series

Gay M. Elste P.O. Box 28 Versailles, KY 40383	33,349.763 Sole investment and voting power	2.16%

As of September 6, 2013, the current Trustees and Officers of the Trust, as a group beneficially owned directly or indirectly less than 1% of the Kentucky Tax-Free Short-to-Medium Series and the Intermediate Government Bond Series.

A copy of the Annual Report of Dupree Mutual Funds for the fiscal year ended June 30, 2013, including financial statements, has been mailed or made available via the internet to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on September 6, 2013, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting. Copies of the Annual Report may be obtained by shareholders free of charge by contacting the Trust at: Dupree Mutual Funds, P.O. Box 1149,

Lexington, KY, 40588-1149 or calling (800) 866-0614. Copies of the Annual Report will be mailed by first class mail or other equally prompt means within one business day of receipt of the request. Copies of the Annual Report may also be viewed via the internet at www.dupree-funds.com.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Trust held as of the record date except with respect to the election of Trustees, as to which cumulative voting shall apply. Cumulative voting allows a shareholder to multiply the number of votes they are entitled to cast by the number of Trustees for whom they are entitled to vote and cast the product of the multiplication for a single nominee or distribute the product among two (2) or more nominees. In accordance with Kentucky law, shares owed by three or more persons as co-fiduciaries will be voted in accordance with the will of the majority of such fiduciaries, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Trust.

A majority of the shares of the Trust entitled to vote shall constitute a quorum for the transaction of business. A majority of the shares voted, at a meeting where a quorum is present, shall decide any questions, except where a different vote is specified by the Investment Company Act of 1940, and a plurality shall elect a Trustee. If no instruction is given on a proxy, the proxy will be voted in favor of the nominees as trustees, in favor of selection of Ernst & Young LLP to serve as independent certified public accountants, and in favor of use of Proxy Holders discretion in acting upon any and all other matters which may properly come before the meeting and any adjournments thereof. Abstentions and broker no-votes will not count toward a quorum though they will be counted with the majority of votes cast on any item of business if a quorum is present. With respect to proposals requiring approval of a majority of shareholders under the Investment Company Act of 1940 abstentions and broker no-votes will count towards a quorum. This will have the effect of a vote against those proposals. Abstentions and broker no-votes will not affect the outcome of the vote for Trustees.

The costs of the meeting, including the solicitation of proxies, will be paid by the Trust. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, officers and Trustees of the Trust may solicit proxies in person or by telephone.

The date of this Proxy Statement is September 6, 2013.

1.	ELECTION OF TRUSTEES

The Trust’s Board of Trustees has nominated the five (5) persons listed below for election as Trustees for the ensuing year, each to hold office until the 2014 Annual Meeting of Shareholders and until their successors are duly elected and qualified. All of the nominees are members of the present Board of Trustees of the Trust and all of the nominees are independent of the Trust’s Investment Adviser. Ms. Breathitt is retiring after seventeen (17) years of service, and the Nominating Committee has determined to limit the number of Trustees to five (5). The Trustees have determined to have the Board of Trustees be 100% independent. This means that the Trustees’ sole objective is to represent the shareholders of the Trust. Officers of the Investment Adviser will serve as officers of the Trust and attend all meetings of the Board of Trustees.

A shareholder using the enclosed form of proxy can vote for all or any of the nominees of the Board of Trustees or can withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked it will be voted for all of the nominees. Each of the nominees has agreed to serve as a Trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Trustees of the Trust may recommend.

In electing Trustees, shareholders are entitled to exercise cumulative voting rights. Under cumulative voting, each shareholder has the right to cast, in person or by proxy, an aggregate amount of votes equal to the number of shares held by such shareholder, multiplied by the number of Trustees to be elected, and the shareholder may cast the whole number of votes for one candidate, or distribute such votes among two or more candidates. The accompanying form of proxy confers cumulative voting rights on the persons named thereon as proxies.

Nominees for Trustee

Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee During Past Five Years

William A. Combs, Jr. 111 Woodland Ave, #510 Lexington, KY 40502 Age: 73	Chairman of the Board of Trustees and Trustee of Dupree Mutual Funds	One Year Term; 25 Years of Service	Officer, Director: Mercedes-Benz of Cincinnati, Ohio; Mercedes-Benz of West Chester, Ohio and Freedom Dodge, Lexington, KY	10	N/A

James C. Baughman, Jr. 1999 Richmond Road Suite 4 Lexington, KY 40502 Age: 50	Trustee and Chairman of Audit Committee of Dupree Mutual Funds	One Year Term; 6 Years of Service	Chief Executive Officer, Secretary, Treasurer, Director Office Suites Plus, Inc. (1992-2013)(executive office space rental) Business Consultant, CJN Advisors, LLC	10	Advisory Board, Community Trust Bank, Lexington, KY;

C. Timothy Cone 201 West Short Street Lexington, KY 40507 Age: 69	Trustee of Dupree Mutual Funds	One Year Term; 11 Years of Service	President, Gess, Mattingly & Atchison, P.S.C. (law firm)	10	N/A

Ann Rosenstein Giles 343 Waller Avenue, Suite 100 Lexington, KY 40504 Age: 61	Trustee of Dupree Mutual Funds	One Year Term; 2 Years of Service	Rosenstein Development, LLC (self-employed marketing consultant)	10	N/A

Nominees for Trustee (continued)

Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee During Past Five Years

Marc A. Mathews, CPA, CTP 2104 Lakeside Drive Lexington, KY 40502 Age: 55	Trustee of Dupree Mutual Funds	One Year Term 2 Years of Service	Vice President for Finance and Business, Transylvania University, 2009 to date; Treasurer, University of Kentucky 2008-2009; Controller, University of Kentucky 2004-2008	10	Director, Bank of the Bluegrass

Ms. Giles and Messrs. Baughman, Combs, Cone and Mathews currently serve as Trustees of Dupree Mutual Funds and are standing for re-election. Set forth below is certain biographical information about the Trustee nominees, including a description of the specific experience, qualifications, attributes and skills that led to the conclusion that the person should serve as a member of our Board in light of the Trust’s business and structure.

James C. Baughman, Jr. — Mr. Baughman served until May, 2013 as the Chief Executive Officer, Secretary, Treasurer, and as a Director of Office Suites Plus, Inc. and its wholly owned subsidiary, Office Suites Plus Properties, Inc. (collectively “Office Suites Plus”). Office Suites Plus was a privately held business that provides high quality office and conference facilities with advanced technology and support services to corporations. Mr. Baughman is a self-employed business consultant with CJN Advisors, LLC. Mr. Baughman’s educational background is in the area of finance. His individual qualifications and skills include senior management experience in the areas of accounting and finance, marketing, advertising, strategic thinking and corporate governance.

William A. Combs, Jr. — Mr. Combs currently serves as an Officer and Director of Mercedes-Benz of Cincinnati, Ohio, Mercedes-Benz of West Chester, Ohio and Freedom Dodge, in Lexington, Kentucky. He previously served as an Officer and Director of a family controlled lumber and supply business. His individual qualifications and skills include senior management experience, corporate governance, finance, strategic thinking and consensus building. Mr. Combs has served in leadership roles on numerous local civic boards.

C. Timothy Cone — Mr. Cone currently serves as the President of Gess, Mattingly & Atchison, P.S.C., a law firm based in Lexington, Kentucky. The principal areas of his law practice relate to Business Organizations and Transactions and Commercial Lending and Real Estate. His individual qualifications and skills include senior management experience in the areas of business formations, mergers and acquisitions, corporate governance, and strategic thinking. Mr. Cone has extensive experience with the Kentucky thoroughbred industry and he has served in leadership roles on numerous local civic boards.

Ann Rosenstein Giles — Ms. Giles is a self-employed marketing consultant. She has worked in various capacities in the advertising and marketing field New York, Michigan, and Kentucky. Her individual qualifications and skills include senior management experience, marketing and advertising, strategic thinking, and business development.

Marc A. Mathews — Mr. Mathews serves as Vice President for Finance and Business for Transylvania University, a Lexington private institution of higher education. Mr. Mathews previously served as Treasurer and Controller of the University of Kentucky, and Senior Audit Manager for Pricewaterhouse Coopers, L.L.P. Mr. Mathews’ educational background is in Business Administration and Accounting, and he is a Certified Public Accountant and a Certified Treasury Professional. Mr. Mathews serves or has served on numerous local civic boards. His individual qualifications include senior management experience, corporate governance, finance, strategic thinking and consensus building.

Officers of the Trust (Not nominees for Trustee)

Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officers	Other Directorships Held by Officers
Thomas P. Dupree, Sr. 125 South Mill Street Lexington, KY 40507 Age: 83	President of Dupree Mutual Funds Elected President by Trustees	One Year Term; 34 Years of Service	Chairman, Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Allen E. Grimes, III 125 South Mill Street Lexington, KY 40507 Age: 51	Executive Vice President; elected Executive Vice President by Trustees	One Year Term; 8 Years of Service	President, Dupree & Company, Inc. (broker/dealer/investment adviser);	N/A	N/A

Michelle M. Dragoo 125 South Mill Street Lexington, KY 40507 Age: 52	Vice President, Secretary, Treasurer; elected Vice President, Secretary & Treasurer by Trustees	One Year Term; 16 Years of Service as Vice President, 14 Years of Service as Secretary, Treasurer	Vice President, Secretary, Treasurer of Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Alison L. Arnold 125 South Mill Street Lexington, KY 40507 Age: 53	Assistant Secretary; elected Assistant Secretary by Trustees	One Year Term; 21 Years of Service	Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Gay M. Elste P.O. Box 28 Versailles, KY 40383 Age: 62	Compliance Officer; elected by Trustees	One Year Term; 9 Years of Service 32 Years of Service as legal counsel to Trust	Attorney at Law, Darsie & Elste; Anstruther Farm (cattle farming)	N/A	N/A

For the fiscal year ended June 30, 2013, the Trust paid to Dupree & Company, Inc. investment advisory fees and transfer agent fees totaling $7,405,565.

During the past five years none of the “Non-Interested” Trustees or any of their immediate family members has had any direct or indirect interest in the investment adviser of the Trust or of any entity having any direct or indirect control of the investment adviser.

Name of Trustee	Dollar Range of Equity Securities in the Trust as of September 6, 2013
James C. Baughman, Jr.	$50,001 - $100,000
William A. Combs, Jr.	Over $100,000
C. Timothy Cone	Over $100,000
Ann Rosenstein Giles	$1 - $10,000
Marc A. Mathews	$10,001 - $50,000

COMPENSATION FROM THE TRUST

Name of Person, Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Trust Complex Paid to Trustees/ Legal Counsel & Compliance Officer
James C. Baughman, Jr. Trustee	$25,000	None-No Pension or Retirement Plan	None	$25,000
William A. Combs, Jr. Chairman, Trustee	$25,000	None-No Pension or Retirement Plan	None	$25,000
C. Timothy Cone Trustee	$25,000	None-No Pension or Retirement Plan	None	$25,000
Ann Rosenstein Giles Trustee	$25,000	None-No Pension or Retirement Plan	None	$25,000
Marc A. Mathews Trustee	$25,000	None-No Pension or Retirement Plan	None	$25,000
Gay M. Elste Compliance Officer Legal Counsel	$42,458-Legal Services; $37,970- Compliance Officer	None-No Pension or Retirement Plan	None	$80,428

The Board of Trustees has authorized the payment of a fee of $23,000 to each of the non-interested Trustees for the fiscal year ending June 30, 2014, plus a fee of $1,000 to each of the non-interested Trustees for each Audit Committee meeting attended.

The Board of Trustees has an Audit Committee, a Nominating Committee, and a Valuation Committee each comprised of all of the non-interested trustees, but it does not have an Executive Committee. The Audit Committee, the Nominating Committee and the Valuation Committee have been established pursuant to the Trust’s By-laws and not by separate charter. The Audit Committee receives the SEC required communication from the independent auditor, meets with the independent auditor to discuss the annual audit, internal controls and any additional issues or concerns identified by the auditor or Trustees. The Audit Committee then meets with the investment adviser/transfer agent to discuss the annual audit, internal controls and any additional issues. The Audit Committee then recommends to the Board of Trustees that the audited financial statements be included in the Annual Report to shareholders. The Audit Committee selects the independent auditor and recommends ratification of the selection to the Board of Trustees and shareholders of the Trust, identifies to the independent auditor any matters to be reviewed by the independent auditor, and approves the fees to be charged to the Trust by the independent auditor. The Audit Committee met twice during the fiscal year ended June 30, 2013, with all members in attendance. The Audit Committee has not identified a “financial expert,” believing that the collective experience and expertise of all of the Audit Committee members in assessing the performance of companies and the evaluation of financial statements is sufficient to assess the issues which can reasonably be expected to be raised by the Trust’s financial statements.

The Nominating Committee nominates the persons to serve as the Trustees, with said nominees to be submitted to the shareholders at their annual meeting. Potential nominees are identified by the Trustees and the qualifications of the nominees are evaluated by the Trustees in their capacities as members of the Nominating Committee. The Nominating Committee seeks persons with business, professional and educational backgrounds, and life experiences that demonstrate an ability and willingness to serve as stewards on behalf of the shareholders and prospective shareholders of the Trust. The Nominating Committee also seeks candidates that are cognizant of and supportive of the regulatory, business and compliance responsibilities inherent in the position as Trustee. The Trust has no separate diversity policy. The Nominating Committee will consider nominees recommended by security holders when a vacancy occurs among the Trustees, in which event any security holder needs to write to the Trust identifying the nominee and providing information about his/her qualifications. All shareholders may communicate directly to any officer or Trustee at their own addresses provided by this Proxy Statement, the Trust’s Annual Report or Statement of Additional Information. Shareholder communications may be sent to the Trust for forwarding to Trustees or officers. All shareholder communications will be relayed to the Trustees.

The officers of the Trust include a Chairman of the Board of Trustees, Chairmen of the Nominating and Audit Committees, all of whom are selected by the Trustees from among their members, and a President; Executive Vice President; Vice President, Secretary and Treasurer; and an Assistant Treasurer, all of whom are employees of the Investment Adviser and selected by the Trustees, and a Compliance Officer, selected by the Trustees and independent of the Investment Adviser. The Vice President, Secretary and Treasurer is one individual serving in the several capacities. The Compliance Officer is also the independent Legal Counsel to the Trust and Trustees. No other person holds more than one position. The leadership structure is based on having Trustees who are independent of management, providing oversight of management and allowing all Trustees to participate in all committee activities, including quarterly meetings of the Trustees with the Trust’s Compliance Officer/Legal Counsel providing direct Risk Oversight independent from management. The structure is seen to maximize the participation and oversight of all Trustees.

A majority of the 2012 nominees attended the October 23, 2012, Annual Meeting of shareholders. During the fiscal year ended June 30, 2013, all Trustees attended at least 75% of the four meetings of the Board of Trustees, and all Trustees attended both meetings of the Audit Committee and the meeting of the Nominating Committee. The Valuation Committee did not meet during the fiscal year ended June 30, 2013.

The Board of Trustees does not have a compensation committee; however, all of the Trustees, being independent Trustees, determine both their own salaries and the fee arrangement for the Compliance Officer, the only Trust Officer directly compensated by the Trust. All of the Trustees have experience with business organizations and utilize their collective judgment to determine what they believe to be fair and reasonable compensation for the duties performed and responsibilities undertaken. Upon request, officers of the Trust may provide information to the Trustees concerning compensation paid to similarly situated directors or trustees of mutual funds. The Trustees do not engage external compensation consultants, but rather may consider comparably situated municipal bond fund compensation of directors, the expenses and size of the Trust and any new or additional responsibilities to be undertaken by the Trustees. No officers of the Trust participate in the Trustees deliberations concerning compensation.

At the October 23, 2012, Annual Meeting of Shareholders 167,763,295.071 Dupree Mutual Funds shares were outstanding and entitled to vote. Of the shares outstanding and entitled to vote 105,989,797.012 shares were present and voting in person or by proxy, for a percentage of 63.178%.

2.	RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The selection by the Board of Trustees of the firm of Ernst & Young LLP, certified public accountants, as the independent certified public accountants for the fiscal year ending June 30, 2014, will be submitted for ratification or rejection by the shareholders at the annual meeting. If approved, Ernst & Young LLP will perform audit, tax preparation and other accounting services for the Trust for the fiscal year ending June 30, 2014.

The affirmative vote of a majority of the Trust’s outstanding voting securities is required for ratification of the selection of Ernst & Young LLP as defined in the Investment Company Act of 1940, the phrase “vote of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares. Representatives of Ernst & Young LLP are not expected to be in attendance at the annual meeting.

(a)	Audit Fees

For the fiscal years ended June 30, 2012 and June 30, 2013, Ernst & Young LLP billed the Trust $123,600 and $127,300 respectively for professional services rendered for the audit of the Trust’s annual financial statements and the review of those statements included in the Trust’s annual report.

(b)	Audit-Related Fees

For the fiscal years ended June 30, 2012 and June 30, 2013, Ernst & Young LLP billed the Trust $26,375 and $27,200 respectively for assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not included in the Audit Fees listed in subsection (a) above. These services included Transfer Agent Review for which Ernst & Young LLP billed the Trust $9,275 and $9,500 for fiscal years ended June 30, 2012 and June 30, 2013 respectively; Agreed Upon Procedures Review for which Ernst & Young LLP billed the Trust $9,375 and $9,700 for the fiscal years ended June 30, 2012 and June 30, 2013 respectively and review of the Trust’s Semi-Annual Report for which Ernst & Young LLP billed the Trust $7,725 and $8,000 for the fiscal years ended June 30, 2012 and June 30, 2013 respectively.

(c)	Tax Fees

For the fiscal years ended June 30, 2012 and June 30, 2013, Ernst & Young LLP billed the Trust $35,425 and $36,500 respectively for professional services for tax compliance, tax advice, and tax planning, which included preparation of the Trust’s federal and state tax returns and review of the Tax portions of the Trust’s Prospectus and Statement of Additional Information.

(d)	All Other Fees

For the fiscal years ended June 30, 2012 and June 30, 2013, Ernst & Young LLP billed the Trust $7,100 and $7,300 respectively for the audit of Anti-Money Laundering Program.

For the fiscal years ending June 30, 2013 and June 30, 2014, prior to recommending engagement of the independent auditors, the Audit Committee has received from Ernst & Young LLP a proposed scope of services to be provided during the forthcoming fiscal year. The proposed scope of services delineates the audit and permitted non audit services to be completed. In addition, during the course of any fiscal year, the Audit Committee may and has identified other areas for review by the independent auditors. Services are provided by the independent auditors only after approval by the Audit Committee. Communications between the independent auditors and the Audit Committee concerning the scope of services, both audit and non audit services, are made directly and not through management. All (100%) of the services described above in paragraphs (a) through (d) were approved by the Audit Committee. Ernst & Young LLP does not provide services for the Trust’s investment adviser absent pre-approval by the Audit Committee. For the fiscal years ended June 30, 2012 and June 30, 2013, Ernst & Young LLP engaged no persons other than its own full-time permanent employees to perform the audit of the Trust’s financial statements. For the fiscal years ended June 30, 2012 and June 30, 2013, Ernst & Young LLP billed the Trust $42,525 and $43,800 respectively for non-audit services. The Audit Committee does not consider the provision of the non-audit services to be incompatible with maintaining the principal accountant’s independence.

3.	Investment Advisory Agreements – Informational Purposes - No Vote of Shareholders Required

Dupree & Company, Inc., 125 South Mill Street, Suite 100, Lexington, KY 40507, is the investment adviser for all Series of the Trust and also serves as the Transfer Agent. Dupree & Company or its wholly owned subsidiary has served as the Investment Adviser from 1979, beginning with the original series of the Trust, the former Kentucky Tax-Free Income Fund, Inc.

Thomas P. Dupree, Sr., is Chairman of Dupree & Company, Inc. and owner of 100% of the voting stock of Dupree & Company, Inc. and 80% of the nonvoting stock. There are three separate trusts for the benefit of David G. Dupree, Harriet Dupree Bradley and Lamar Dupree Grimes which collectively hold approximately 20% of the nonvoting stock of Dupree & Company, Inc. Mr. Dupree also serves as President of the Trust which service constitutes Mr. Dupree’s principal occupation. Allen E. Grimes, III is Executive Vice-President of the Trust, President and General Counsel for Dupree & Company, Inc. Michelle M. Dragoo is Vice President, Secretary and Treasurer of Dupree & Company, Inc., and serves the Trust in the same capacities. Alison L. Arnold is Assistant Secretary of the Trust. No purchases or sales of securities of Dupree & Company, Inc. have occurred since the beginning of the most recently completed fiscal year.

For the fiscal year ending June 30, 2013, Dupree & Company, Inc. was paid $1,790,099 for services provided as Transfer Agent for all Series of the Trust. The Transfer Agent fee is based on the net asset value of the Trust and is computed at the annual rate of ..15 of 1% on the first $20,000,000 and .12 of 1% of all amounts in excess of $20,000,000.

Dupree & Company, Inc. was paid the following amounts for services as Investment Adviser (after fee waivers):

Alabama Tax-Free Income Series	$104,334
Kentucky Tax-Free Income Series	3,748,731
Kentucky Tax-Free Short-to-Medium Series	456,322
Mississippi Tax-Free Income Series	22,523
North Carolina Tax Free Income Series	492,008
North Carolina Tax-Free Short-to-Medium Series	133,150
Tennessee Tax-Free Income Series	481,681
Tennessee Tax-Free Short-to-Medium Series	60,814
Intermediate Government Bond Series	34,931
Taxable Municipal Bond Series	80,972

The Investment Adviser waived or reimbursed fees in the amounts of $19,538, $19,516, $40,632, $16,510 and $508 for the Alabama Tax-Free Income Series, the Mississippi Tax-Free Income Series, Tennessee Tax-Free Income Series, Intermediate Government Bond Series, and the Taxable Municipal Bond Series, respectively.

It is anticipated that for the Fiscal Year ending June 30, 2014, that the above listed fees may decrease slightly reflecting a decline in the total net assets of the Series.

Dupree Mutual Fund’s Board of Trustees is responsible for overseeing the Trust’s corporate policies and adhering to fiduciary standards under the Investment Company Act of 1940 (“1940 Act”). The Trustees are responsible for the annual renewal of the Trust’s investment advisory agreements with each Series of the Trust. Under the Investment Advisory Agreements, Dupree & Company, Inc. (“Dupree & Co.”) assumes responsibility for providing investment advisory and other services.

Each Series is currently served by Dupree & Co. (“Investment Adviser”) pursuant to written agreements previously approved by the shareholders of each Series. The Investment Advisory Agreement for each tax-free municipal bond Series is dated November 1, 2002, and was submitted to a vote of the shareholders on October 29, 2002 and again on October 18, 2011 when an amendment modifying the fee structure was approved. The Investment Advisory Agreement for the Intermediate Government Bond Series is dated November 1, 1997, and was submitted to a vote of the shareholders on October 29, 1997. The Investment Advisory Agreement for the Taxable Municipal Bond Series is dated October 26, 2010, effective November 1, 2010, as amended effective March 1, 2011 and approved by the Shareholders October 18, 2011. The Board of Trustees of the Trust approved continuation of the Investment Advisory Agreements for all of the tax-free municipal bond series, the Intermediate Government Bond Series, and the Taxable Municipal Bond Series in a separate meeting held on August 27, 2013. The Agreements for all Series are in effect until October 31, 2014. At least annually each agreement of all Series must be specifically approved by the Trust’s Board of Trustees at a meeting called for that purpose or by a vote of the holders of a majority of the Series’ shares, and in either case, also by a vote of a majority of the Trust’s Trustees who are not “interested persons” of Dupree & Co. or the Trust within the meaning of the Investment Company Act of 1940. Each agreement is subject to termination by either party without penalty on sixty (60) days written notice to the other, and it terminates automatically in the event of an assignment. The actual fees paid to the Investment Adviser for the fiscal year ending June 30, 2013 are stated above.

Under each tax-free municipal bond Series and the Taxable Municipal Bond Series agreement, the Investment Adviser is compensated for its services at the annual rate of .50 of 1% of the first $100,000,000 average daily net assets; .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000; .40 of 1% of the average daily net assets between $150,000,001 and $500,000,000; and .35 of 1% of the average daily net assets between $500,000,000 and $750,000,000; .30 of 1% of the average daily net assets between $750,000,001 and $1,000,000,000 and .25 of 1% of the average daily net assets in excess of $1,000,000,000.

Fee	Average Daily Net Assets
.50 of 1%	Up to 100,000,000
.45 of 1%	$100,000,001 up to $150,000,000
.40 of 1%	$150,000,001 up to $500,000,000
.35 of 1%	$500,000,001 up to $750,000,000
.30 of 1%	$750,000,001 up to $1,000,000,000
.25 of 1%	Over $1,000,000,000

Under the agreement for the Intermediate Government Bond Series, the Investment Adviser is compensated for its services at the annual rate of .20 of 1% of the average daily net assets.

Pursuant to all agreements, the Investment Adviser provides investment supervisory services, office space and facilities and corporate administration. Specifically, the Investment Adviser obtains and evaluates relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities to formulate a continuing program for the management of the Series’ assets in a manner consistent with the series’ investment objectives and to implement this program by selecting the securities to be purchased or sold by the Series and placing orders for such purchases and sales. In addition, the Investment Adviser provides for the Series’ office needs, maintains the Series’ books and records, assumes and pays all sales and promotional expenses incurred in the distribution of the Series’ shares, staffs the Series with persons competent to perform all of its executive and administrative functions, supervises and coordinates the activities of the Trust’s institutional and other agents (e.g. custodian, transfer agent, independent accountants, independent legal counsel), and permits its officers and employees to serve as officers of the Trust, all without additional cost to the Trust.

Dupree & Company provides accounting services for all portfolio holdings, prepares required reports to shareholders, and prepares necessary SEC filings on a timely basis. Dupree & Company does not render services to any other clients. The Trustees considered that the Investment Adviser is an experienced investment adviser whose investment professionals have managed the several Series of the Trust since their inception. The Investment Adviser’s personnel provide active and extensive monitoring of the investment portfolios daily and report on the investment performance of the Series to the Trustees at their scheduled quarterly meetings. The Trustees considered that the Investment Adviser has carried out these responsibilities for all other Series of the Trust in a professional manner over the years.

In considering whether to renew the Investment Advisory Agreements for the tax-free municipal bond Series, the Intermediate Government Bond Series and the Taxable Municipal Bond Series for additional one year periods, the Trustees, at their August 27, 2013 meeting, reviewed the following factors with respect to each Series: (1) the nature, extent and quality of services provided by Dupree & Co. to each Series; (2) the investment performance of each Series; (3) the costs of the services provided to each Series and the profits realized or to be realized by Dupree & Co. from its relationship with the Trust; (4) the extent to which economies of scale have been realized as each Series grows; (5) whether the level of fees reflects those economies of scale for the benefit of investors in the Series; (6) comparisons of services and fees with contracts entered into by Dupree & Co. with other clients; and (7) other benefits derived or anticipated to be derived by Dupree & Co. from its relationship as investment adviser to the Trust.

Nature, Extent and Quality of Services

Pursuant to each agreement, the Investment Adviser provides investment supervisory services, office space and facilities and corporate administration. Specifically, the Investment Adviser obtains and evaluates relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities to formulate a continuing program for the management of each Series’ assets in a manner consistent with the series’ investment objectives and to implement this program by selecting the securities to be purchased or sold by the Series and placing orders for such purchases and sales. In addition, the Investment Adviser provides for the Series’ office needs, maintains each Series’ books and records, assumes and pays all sales and promotional expenses incurred in the distribution of each Series’ shares, staffs the Series with persons competent to perform all of its executive and administrative functions, supervises and coordinates the activities of the Trust’s institutional and other agents (e.g. custodian, transfer agent, independent accountants, independent legal counsel), and permits its officers and employees to serve as officers of the Trust, all without additional cost to the Trust.

Dupree & Company provides accounting services for all portfolio holdings, prepares required reports to shareholders, and prepares necessary SEC filings on a timely basis. Dupree & Company does not render services to any other clients.

The Trustees considered that the Investment Adviser is an experienced investment adviser whose investment professionals have managed the several Series of the Trust since their inception. The Investment Adviser’s personnel provide active and extensive monitoring of the investment portfolios daily and report on the investment performance of the Series to the Trustees at their scheduled quarterly meetings. The Trustees considered that the Investment Adviser has carried out these responsibilities in a professional manner over the years.

The Trustees considered, among other things, the performance of each of the Series, as discussed below.

Performance

The Trustees considered the performance of each Series during historical and recent periods and compared to (i) standardized industry performance data, (ii) the performance of comparable mutual funds and (iii) the performance of recognized indices.

The Trustees considered the comparative performance and expense data for each Series prepared by an independent third party, Morningstar®, Inc., annualized for 1, 3, 5 and 10 years as compared with other single state funds or government bond funds. Morningstar®, Inc. comparative performance and expense data was considered for a one year period and since inception for the Taxable Municipal Bond Series since it has been in existence only since November 1, 2010. For the most part, the Series’ returns over the periods reviewed have been very close to the Series’ benchmarks. For additional detail about the considerations for each Trust Series, see the “Series-by-Series Factors” section below.

Cost and Profitability

The Trustees reviewed the audited (years ended December 31, 2011 and December 31, 2012) and unaudited financial statements (six months ended June 30, 2013) of Dupree & Company, Inc; statements of Dupree & Company Inc.’s revenues and costs of and profits from furnishing services to each Series (twelve months ended June 30, 2013). The Investment Adviser’s revenues and costs of and profits from furnishing services to each Series are allocated to each Series according to each Series’ identifiable costs and according to the size of the Series in relation to the total size of the Trust. The Trustees considered the Investment advisory fees paid to the Investment Adviser, expressed in dollar terms and as a percentage of assets under management. The Trustees considered and reviewed information concerning the costs incurred and profits derived by Dupree & Co. for services rendered in its capacity as Investment Adviser to each Series since the inception of each Series. The Trustees determined that the profits earned were reasonable in light of the advisory, administrative and other services provided to each Series and the historic subsidization provided by Dupree & Co. to the several Series.

Fees Charged by Other Advisers

The Trustees considered information regarding fees paid to other advisers for managing similar investment portfolios. The Trustees received comparative fee information for comparable peer group funds prepared by Morningstar®, Inc. The Trustees considered that the proposed advisory fees to be paid to the Investment Adviser for its services to each Series are comparable to the advisory fees charged to other similar portfolios.

Economies of Scale

In addition to considering that the Investment Adviser’s fees are comparable to fees charged to other similar portfolios, the Trustees also considered that economies of scale are integrated into the expense formulation. Accordingly, as assets increase, the Investment Adviser’s fees decrease on a percentage basis.

The Investment Adviser has identified no “economies of scale”, advising that growth of the Trust will require additional personnel. Further, the Investment Adviser has stated that additional compliance requirements can be expected to consume more personnel time and may preclude realization of economies of scale.

Fee Comparison with Other Clients

The only client served by the Investment Adviser is the Trust, so there are no applicable fee comparisons.

Other Benefits

The Trustees considered that the Investment Adviser derives a financial benefit from its advisory relationship with the Trust. The sole benefit that accrues to the Investment Adviser is an increase in total fees received as each Series increases in net asset size. The benefit to the shareholders of each Series is that the Investment Adviser’s fees decrease on a percentage basis as total net assets under management increase. Dupree & Company, Inc. reported no other indirect benefits attributable to management of the Series, including, but not limited to, soft dollar arrangements.

Series-by-Series Factors

Alabama Tax-Free Income Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 18 portfolio purchase transactions and 11 portfolio sale transactions.

•

As of June 30, 2013, the ten year growth of $10,000 invested in the Series was $15,238 as compared to $15,416 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees or expenses.

•	As of June 30, 2013, the Series received an overall Morningstar®, Inc. rating of five stars.

•

As of June 30, 2013, the Series Expense Ratio was 0.68%, (after waiver of fees), the third lowest of 13 funds evaluated by Morningstar®, Inc. One fund with a lower expense ratio only accepts institutional clients.

Kentucky Tax-Free Income Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 43 portfolio purchase transactions and 51 portfolio sale transactions.

•

As of June 30, 2013, the ten year growth of $10,000 invested in the Series was $14,941 as compared to $15,416 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees or expenses.

•	As of June 30, 2013, the Series received an overall Morningstar®, Inc. rating of five stars.

•	As of June 30, 2013, the Series Expense Ratio was 0.57%, the third lowest of 23 funds evaluated by Morningstar®, Inc. One fund with a lower expense ratio only accepts institutional clients.

Kentucky Tax-Free Short-to-Medium Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 20 portfolio purchase transactions and 13 portfolio sale transactions.

•

As of June 30, 2013, the ten year growth of $10,000 invested in the Series was $13,212 as compared to $15,296 for the BarCap Municipal Bond Index. The Bar Cap Municipal Bond Index reflects no deduction for fees or expenses.

•	As of June 30, 2013, the Series received an overall Morningstar®, Inc. rating of three stars.

•

As of June 30, 2013, the Series Expense Ratio was 0.73%. Out of 23 funds evaluated by Morningstar®,Inc., only 5 had lower expense ratios than this Series. Of these, several only accept institutional clients and another fund was the Dupree Kentucky Tax-Free Income Series.

Mississippi Tax-Free Income Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 13 portfolio purchase transactions and 16 portfolio sale transactions.

•

As of June 30, 2013, the ten year growth of $10,000 invested in the Series was $14,756 as compared to $15,416 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2013, the Series received an overall Morningstar®, Inc. rating of four stars.

•	As of June 30, 2013, the Series Expense Ratio was 0.65% (after waiver of fees) and was the lower of 7 funds evaluated by Morningstar®, Inc.

North Carolina Tax-Free Income Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 19 portfolio purchase transactions and 7 portfolio sale transactions.

•

As of June 30, 2013, the ten year growth of $10,000 invested in the Series was $14,771 as compared to $15,416 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2013, the Series received an overall Morningstar®, Inc. rating of five stars.

•

As of June 30, 2013, the Series Expense Ratio was 0.71%, the 10th lowest of 40 funds evaluated by Morningstar®, Inc. Other funds with lower expense ratios had larger minimum investments or were limited to institutional investors.

North Carolina Tax-Free Short-to-Medium Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 23 portfolio purchase transactions and 13 portfolio sale transactions.

•

As of June 30, 2013, the ten year growth of $10,000 invested in the Series was $13,272 as compared to $15,296 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2013, the Series received an overall Morningstar®, Inc. rating of four stars.

•

As of June 30, 2013, the Series Expense Ratio was 0.78%, the 15th lowest of 40 funds evaluated by Morningstar®, Inc. Other funds with lower expense ratios had larger minimum investments, were limited to institutional investors and/or were not short-term municipal bond funds.

Tennessee Tax-Free Income Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 21 portfolio purchase transactions and 29 portfolio sale transactions.

•

As of June 30, 2013, the ten year growth of $10,000 invested in the Series was $14,998 as compared to $15,416 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2013, the Series received an overall Morningstar®, Inc. rating of four stars.

•

As of June 30, 2013, the Series Expense Ratio was 0.70%, one of the 3 funds tied at 3rd lowest of 17 funds evaluated by Morningstar®, Inc. The funds with the lower expense ratios are open only to institutional clients.

Tennessee Tax-Free Short-to-Medium Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 11 portfolio purchase transactions and 19 portfolio sale transactions.

•

As of June 30, 2013, the ten year growth of $10,000 invested in the Series was $12,868 as compared to $15,296 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2013, the Series received an overall Morningstar®, Inc. rating of three stars.

•

As of June 30, 2013, the Series Expense Ratio was 0.87%, the 10th lowest of 17 funds evaluated by Morningstar®, Inc. Other funds with lower expense ratios had larger minimum investments, were limited to institutional investors and/or were not short-term municipal bond funds.

Intermediate Government Bond Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 4 portfolio purchase transactions and 7 portfolio sale transactions.

•

As of June 30, 2013, the ten year growth of $10,000 invested in the Series was $14,919 as compared to $14,389 for the BarCap U.S. Government Bond Index. The BarCap U.S. Government Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2013, the Series received an overall Morningstar®, Inc. rating of three stars

•	As of June 30, 2013, the Series Expense Ratio was 0.52%, the lowest of 27 funds evaluated by Morningstar®, Inc.

Taxable Municipal Bond Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 10 portfolio purchase transactions and 5 portfolio sale transactions.

•

As of June 30, 2013, the thirty-two month growth of $10,000 invested in the Series was $11,942 as compared to $12,312 for the BarCap Taxable Municipal Bond Index. The BarCap Taxable Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2013, the Series was not rated by Morningstar®, Inc because the Series had not been in existence three full years.

•	As of June 30, 2013, the Series Expense Ratio was 0.85%, the 3rd lowest of 5 funds evaluated by Morningstar®, Inc.

OTHER BUSINESS

The management of the Trust knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

“HOUSEHOLDING” OF PROXY MATERIALS

In accordance with the notices the Trust has sent to registered shareholders, the Trust is sending only one copy of its annual report and proxy statement to shareholders who share the same last name and mailing address, unless they have notified the Trust that they want to continue receiving multiple copies. Each shareholder will continue to receive a separate proxy card. The Trust understands that the brokerage community has mailed similar notices to holders of Trust shares who hold their shares in street name. This practice, known as “householding,” is permitted by the SEC and is designed to reduce duplicate mailings and save printing and postage costs, as well as conserves natural resources.

Shareholders who currently receive multiple copies of the annual report and proxy statement at their address and would like to request “householding” of their communications should contact their broker if they are a street name shareholder, or if they are a registered shareholder, should contact the Trust. Shareholders who are “householding” their communications, but who wish to begin to receive separate copies of the annual report and proxy statement in the future, may also notify their broker or the Trust. The Trust will promptly deliver a separate copy of the annual report and proxy statement at a shared address to which a single copy was delivered upon written or oral request to: Dupree Mutual Funds, P.O. Box 1149, Lexington, KY 40588, 859-254-7741 or 1-800-866-0914.

SHAREHOLDERS’ PROPOSALS

If a shareholder wishes to present a proposal at the 2014 Annual Meeting of Shareholders, scheduled for that year, such proposal must be received by the Secretary of the Trust at the Trust’s Lexington office prior to May 16, 2014. Any proposal received after July 30, 2014 will be considered to be untimely. The Trustees and officers of the Trust welcome the opportunity to discuss proposals or suggestions any shareholder may have.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to website www.proxyvote.com

3)   Follow the instructions provided on the website. Remember that equal shares of total votes will be allocated to the non-withheld trustees as nominated.

To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call 1-800-690-6903

3)   Follow the instructions. Remember that equal shares of total votes will be allocated to the non-withheld trustees as nominated.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M62744-P43222 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

			For All	Withhold All	For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. Equal shares of total votes will be allocated to the non-withheld trustees as nominated.

1.	ELECTION OF TRUSTEES Nominees:		☐	☐	☐
	01) James C. Baughman, Jr.	04) Ann Rosenstein Giles
	02) William A. Combs, Jr.	05) Marc A. Mathews
03) C. Timothy Cone

	For	Against	Abstain

2. APPROVAL OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.	☐	☐	☐

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

	Yes	No

The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement, each dated September 17, 2013. All joint owners, all Trustees and other required co-signees, etc. MUST sign. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS: THE PROXY STATEMENT IS AVAILABLE AT

www.dupree-funds.com/forms.html

Your vote is important.

Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting. We hope you will be able to attend the annual shareholders’ meeting.

M62745-P43222

DUPREE MUTUAL FUNDS

PROXY SOLICITED BY THE BOARD OF TRUSTEES

FOR ANNUAL MEETING OF SHAREHOLDERS

OCTOBER 23, 2013

The undersigned hereby constitutes and appoints THOMAS P. DUPREE, SR. and MICHELLE DRAGOO and each of them, with full power of substitution, to represent the UNDERSIGNED at the Annual Meeting of the Shareholders of DUPREE MUTUAL FUNDS (the “Trust”) to be held at the Hilton Lexington Downtown Hotel, 369 West Vine Street, Lexington, KY 40507-1636 on WEDNESDAY, OCTOBER 23, 2013 at 10:00 A.M., Lexington time, and at any adjournments thereof to vote all of the shares of the Trust which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER INSTRUCTED HEREIN BY THE UNDERSIGNED SHAREHOLDER ON THE MATTERS PROPOSED ON THE REVERSE SIDE BY THE TRUST. IF THE PROXY IS SIGNED BUT NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR THE PROPOSALS. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)